Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 – Income Taxes

For the period from November 20, 2020 (inception) through December 31, 2025, the Company incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2025, the Company had approximately $9,060,000 of federal net operating losses. Under the Tax Cuts and Jobs Act of 2017, the net operating loss carry forwards can be carried forward indefinitely, however the deductions are limited to 80% of taxable income.

The effective income tax rate for the years ended December 31, 2025 and 2024 consisted of the following:

	December 31,	December 31,
	2025	2024
Federal statutory income tax rate	21%	21%
State income taxes	3%	3%
Change in valuation allowance	(24)%	(24)%
Net effective income tax rate	-	-

The components of the Company’s deferred tax asset are as follows:

	December 31,
	2025	2024
Deferred tax assets:
Net deferred tax assets before valuation allowance	$2,091,303	$1,900,457
Less: Valuation allowance	(2,091,303)	(1,900,457)
Net deferred tax assets	$-	$-

Based on the available objective evidence, including the Company’s history of its loss, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2025 and 2024, respectively.

In accordance with FASB ASC 740, the Company has evaluated its tax positions and determined there are no uncertain tax positions.